                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                                December 16, 2002
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                Date of Report (Date of earliest event reported)



                    DAIMLERCHRYSLER MASTER OWNER TRUST 2002-A
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             (Exact name of registrant as specified in its charter)



Delaware                              333-73570              26-6015118
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(State or other jurisdiction          (Commission File       (I.R.S. Employer
of incorporation)                     Number)                Identification No.)



                 1201 Market Street, Wilmington, Delaware 19801
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               (Address of principal executive offices) (Zip Code)



                                 (302) 428-3375
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         On the payment date December 16, 2002, payments were made to the holders of DaimlerChrysler Master Owner Trust Series 2002-A, Asset Backed Notes.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)      Financial statement of businesses acquired:

                           None

                  (b)      Pro forma financial information:

                           None

         (c)      Exhibits:


                           Exhibit 99: Monthly report to holders of the Asset Backed Notes, Series
                                                2002-A, relating to the December
                                                16, 2002 Payment Date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DaimlerChrysler Master Owner Trust 2002-A
                                             (Registrant)

                             By: DaimlerChrysler Services North America LLC, as Administrator


Date: December 17, 2002      By:     /s/ J. S. Bodner
                                 ---------------------------------------
                                     J. S. Bodner
                                     Assistant Controller - Controlling

                                INDEX TO EXHIBITS

Exhibit No.                Description

    99 Monthly report to holders of the Asset Backed Notes, Series 2002-A, relating to the December 16, 2002 Payment Date.